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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

Russell Investment Company

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to December 31, 2011

Item 1. Reports to Stockholders

2011 ANNUAL REPORT

LifePoints® Funds

Target Distribution Strategies

DECEMBER 31, 2011

FUND

2017 Retirement Distribution Fund — A Shares

2017 Retirement Distribution Fund — S Shares

Russell Investment Company

Russell Investment Company is a series investment company with 36 different investment portfolios referred to as Funds. These financial statements report on two of these Funds.

Russell Investment Company

LifePoints® Funds

Target Distribution Strategies

Annual Report

December 31, 2011

Russell Investment Company - LifePoints® Funds Target Distribution Strategies.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to present you with Russell Investment Company’s 2011 Annual Report for LifePoints® Funds, Target Distribution Strategies for the fiscal year ending December 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people.

For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach. We conduct our own objective research of worldwide capital markets and independent money managers, which allows us to build portfolios with a global perspective.

In 2011, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall.

As of December 31, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.67% year-to-date. Market volatility made the journey even more unsettling for many investors. To help you cope with such uncertain times, we suggest you work closely with your financial advisor.

Your advisor can help you focus on your investment goals and the plan to help you reach them. We also believe it’s important to talk with your advisor about the mix of investments in your portfolio to make sure you are comfortable with them and your investment time horizon.

Volatile markets — like those we’ve endured in 2011 — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market gyrations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of December 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended December 31, 2011 was a relatively tumultuous period for the U.S. equity market. Despite macroeconomic uncertainty and high levels of volatility, the Russell 1000® Index rose 1.50%, while the Russell 2000® Index lost 4.18% over the year.

The U.S. equity market started off strongly in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing (“QE2”), which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded during the first quarter.

The strength of the U.S. equity market rally was underlined by four months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 9.44% between January 1, 2011 and April 30, 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 10.79% over the same period.

Though there was some economic optimism that underlined relatively strong equity returns during the first four months of 2011, the period was also marked by high volatility and macroeconomic concerns. In January, oil prices began to rise due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greece, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention

4	Market Summary

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over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87% in the third quarter, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to show more willingness to take the risk of owning high growth stocks and stocks with very low price-to-earnings and price-to-book ratios as a result of the sell off. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October.

The month of October was particularly strong for U.S. equities. The Russell 1000® Index finished up 11.21%, just 61 basis points shy of the overall fourth quarter return and the Russell 1000® Index’s highest one-month return since December of 1991. The Russell 2000® Index rose 11.21%. Following October, the U.S. equity market began to exhibit some of the same trends from earlier in 2011. As a whole, the fourth quarter was different from a factor and characteristics perspective than the rest of 2011, though much of the difference was due to the month of October. November was slightly more turbulent, with the market ending close to even for the month. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. These fears were evidenced by the rapid increase in Italian bond yields, which rose above the psychologically important 7% threshold, and by a weak German bond auction during November. The failure to stem the continuing European debt crisis caused equity markets to fall throughout much of November. However, in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan, and the U.K., equity markets rallied in the last week of November. December was the least volatile month of the quarter, partially due to low trading volumes. The market was also supported by declining U.S. unemployment figures (9.1% for September, 9.0% for October, 8.6% for November as measured by U.S. Bureau of Labor Statistics), declining year-over-year inflation figures (3.9% for September, 3.6% for October, 3.4% for November as measured by U.S. Bureau of Labor Statistics) and positive U.S. housing market news, including an increase in housing starts. However it was low beta stocks that led the market’s positive move during December.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 2.64% and the Russell 1000® Value Index returned 0.39%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth companies, including high profitability and low amounts of debt, were beneficial to growth stock performance. However, many growth managers struggled to match their benchmarks as their higher beta positioning was out of favor during the market’s most risk averse portions of the year. Some more cyclical exposures that are commonly held among value managers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year. Market leadership was narrow overall, with the Russell 1000® Index utilities sector outperforming the Russell 1000® Index by approximately 1100 basis points during the year. Although the Top 50 capitalization tier of the Russell 1000® Index generated a positive return for the year, the remaining 950 stocks, in aggregate, produced negative returns.

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 12.35%. The period was marked by volatile swings in stock prices and a

Market Summary	5

Russell Investment Company

series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2011 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and recapitalize many European banks was welcomed by investors. While markets rallied in October on the European Union’s assurances that it would reach a successful resolution of the sovereign debt crisis, the lack of tangible details eroded much of the confidence provided by this plan.

After weakening sharply in the first half of 2011, the U.S. dollar rapidly recovered versus other major currencies as investor outlook dimmed with worsening global economic conditions. The net impact over the full year was a slight degradation of international equity market performance for U.S. dollar investors. The Index fell 11.9% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down 9.60%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 14.5%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. Stocks in the Russell Europe ex-U.K. Index fell a less dramatic 4.8%.

Japan’s geographic and economic distance from Europe should have proved an advantage as Japanese share prices started the period at already depressed levels. However, the March earthquake and ensuing nuclear disaster eroded Japan’s position as a relative safe haven. Japanese shares ended the period down 12.6% in U.S. dollars as measured by the Russell Asia ex-Japan Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down over 17% in Yen terms as measured by the Russell Asia ex-Japan Index.

Given its link to global economics, Asia/Pacific ex-Japan as a region performed in line with the broad non-US equity markets, falling slightly more than 12% as measured by the Index. The outlook of potentially weakening future demand had an erosive impact on commodity producing countries, specifically Australia. Within the region, Hong Kong fell sharply, down 18.5%, on fears that China’s anti-inflationary measures would cause an economic slowdown.

Europe ex-U.K. was the worst performing region within the developed markets, declining 15.2% for the period. Europe’s greatest detriment remained the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. A default represents a serious threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell collectively, led by the nearly 57% drop in the value of Greek shares, the stock markets of more fiscally sound Germany and France also reflected the strains, and ended the period down 18.1% and 16.7%, respectively, as measured by the Index.

Inevitably, the woes of Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in sector performance. Classically defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market, with health care faring best at a 6.1% gain for the period as measured by the Index. While areas most dependent on economic

6	Market Summary

Russell Investment Company

expansion, such as financials, consumer discretionary and technology, experienced short-lived rallies during the year, the faltering global recovery took its toll, with these sectors slumping 14-20% as measured by the Russell Large Cap Developed ex-U.S. Financial, Consumer Discretionary and Technology Indexes. An outlier were energy stocks, which only fell 3.7% as measured by the Russell Large Cap Developed ex-U.S. Energy Index, as unrest within a number of energy producing nations kept global oil prices at elevated levels.

Mining/materials stocks were the worst performers in the period, down 22.9% as measured by the Russell Large Cap Developed ex-U.S. Materials Index on the outlook for slower growth in the developed economies and in China, which is a major buyer of iron ore and copper. Beyond this, the stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector falling 19.9% as measured by the Russell Large Cap Developed ex-U.S. Financials Index. European bank stocks slid on fears that degradation in the value of holdings in “risk free” sovereign debt securities such as Greece and other highly indebted nations might result in a bank collapse. Technology stocks also lagged, falling 20% during the year as measured by the Russell Large Cap Developed ex-U.S. Technology Index, given slower demand for European tech hardware used in manufacturing and renewed corporate reduction in capital expenditures and use of consulting services.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 19.40% over the fiscal year ended December 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as Middle East conflict in early 2011 and the European sovereign debt crisis in the second half of the year. Inflationary pressures remained strong during the most of the fiscal year. However, emerging markets central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter of 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter.

The fourth quarter started off positively, as a resolution to the European debt crisis seemed possible. The Index recovered 12.59% in October. However, this optimism quickly unraveled as continental European governments reacted negatively to the U.K. Prime Minister’s decision to seek an exemption to pending regulations that might have a deleterious impact to London’s financial center. Purchasing Managers Index data showed contractionary signals, both in developed and emerging markets nations, while earnings revisions continued to fall. The remainder of the quarter was a difficult and volatile period for emerging markets. Stocks across the developing world tumbled on slowing global

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Russell Investment Company

economic activity and continued uncertainty about European sovereign debt crisis. Emerging markets’ returns were further impacted by currency volatility. As European banks sought to shore up their balance sheets, they sharply curtailed loans to emerging markets and the resulting capital flight caused the value of many emerging markets currencies to fall. Emerging markets were mixed at the individual country level, but overall ended the period 3.27% higher as measured by the Index.

As energy companies comprise a large percentage of the Russian market, a double-digit rise in the price of crude oil contributed to Russia’s strong performance through November. In December, however, Russian equities fell due to political protests over the outcome of recent elections and the Russian market finished the year lower, declining 20.72% over the year as measured by the Index. The Czech Republic was the best performing emerging market in the European region during the year, declining 9.19% as measured by the Index, while Hungary and Turkey were among the worst performers. The Hungarian market fell by 34.07% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 35.40% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew significantly over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy. Egypt was the worst performing country in the Europe, Middle East and Africa region. The Egyptian market fell 45.31% as measured by the Index as protests against military rulers continued.

In Latin America, Mexico was one of the best performing emerging markets in 2011. The Mexican market experienced a 13.23% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, was the worst performing country in Latin America, falling 22.69% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries. The central bank responded quickly and cut interest rates again in November and December, triggering a positive market response. Brazilian equities advanced 8.86% in third quarter and finished the year down 20.09% as measured by the Index.

In Asia, there was significant difference in country-by-country performance. Indonesia was the standout performer, gaining 3.94% as measured by the Index. Indonesia’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 37.56% and 20.91%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and seven interest rate hikes in 2011 took India’s interest rate to 8.5% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers increased the required reserve ratio for banks on multiple occasions in the first half of the year, prompting renewed fears of a ‘hard landing’ in the Chinese economy. However, in the fourth quarter of 2011, Chinese policymakers took steps to loosen monetary policy and protect growth by reducing the reserve requirement ratio. Small Southeast Asian countries also performed strongly. Philippines and Malaysia gained 2.05% and 0.04%, respectively, as measured by the Index.

Throughout the year, political, economic, and corporate uncertainty caused defensive industries to be in favor across the globe. Specifically, consumer staples and utilities were the best performing sectors in 2011, falling 0.92% and 8.54%, respectively, as measured by the Index. While the materials and processing sector performed poorly on broad moderation in global demand for commodities, it was paradoxically gold mining that did the worst, largely as a result of relative optimism for equities (which increasingly appeared undervalued). Large capitalization stocks did significantly better than small capitalization stocks over the period.

U.S./Global Fixed Income Markets

The fiscal year ended December 31, 2011 started off strong for fixed income markets, with the continuation of the global credit rally. Fixed income sectors that carry credit risk (i.e., credit sectors) generally outperformed similar duration U.S. Treasury securities. However, investors became increasingly pessimistic starting in May, when negative economic data caused investors to revise growth forecasts downward. The less optimistic growth outlook started a flight-to-quality trend,

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which led to substantially positive performance for U.S. Treasuries, while nearly all other fixed income sectors suffered. This dynamic persisted generally persisted until the fourth quarter, when the market environment for credit sectors was more favorable given positive economic data releases. However, overarching concerns over the European sovereign debt crisis continued to linger and contributed to a flight-to-quality in November despite a positive environment for credit sectors in the other months of the quarter. For the fiscal year ended December 31, 2011, the Barclays Capital U.S. Aggregate Bond Index and the BofAML Global High Yield Index (USD hedged) returned 7.84% and 3.18%, respectively. However, reflective of the generally poor environment for credit risk in 2011, these Indexes lost 1.14% and 4.22%, respectively, relative to similar duration U.S. Treasury securities. The difference in yields between longer maturity (e.g., 10-year note) and shorter maturity (e.g., 2-year note) U.S. Treasury securities decreased materially this year, which is known as “yield curve flattening.” The yield difference decreased the most in August when yields of longer maturity Treasury securities declined significantly during the flight-to-quality. Yields of shorter maturity Treasuries had a smaller magnitude of decline as yields on short maturity Treasuries were already at very low levels due to the U.S. Federal Reserve’s (the “Fed”) quantitative easing efforts to keep short-term interest rates low in order to stimulate economic growth. Thus, longer maturity Treasuries outperformed shorter maturity Treasuries in 2011.

Credit sectors performed well relative to similar duration U.S. Treasury securities during the first four months of the year, as the economy showed signs that it was stabilizing, which lead to economic growth forecasts that generally supported the performance of riskier assets. With Treasury prices falling and a continued market demand for riskier credit sector securities, credit sectors generally outperformed similar duration Treasuries through May 2011. During this same period, investors also faced a series geopolitical events occurring abroad that dampened investor optimism. In January, the markets focused on Egypt as an uprising of civil resistance resulted in protests, labor strikes and demonstrations in an effort to overthrow the Egyptian president. In February, while the Egyptian protests continued, the markets simultaneously focused their attention on the violent civil war in Libya. With Libya being a large producer of the world’s oil supply, investors had concerns over the Libyan civil war’s impact on oil prices, which rose 10% from the end of February through April as measured by the price change in West Texas Intermediate Crude Oil futures contracts.

The non-agency mortgage sector performance was generally strong during the first four months of the year. In April, the Fed began selling sub-prime securities that were acquired from American International Group (“AIG”) in 2008 and held in a trust called Maiden Lane II. The initial sales were received well by investors, who welcomed the additional supply in the marketplace as the non-agency mortgage market had been shrinking with little to no new issuance since the start of the financial crisis. However, the Fed announced an indefinite halt to the Maiden Lane II sales in June after watching the market prices for sub-prime mortgages drop materially since the initial sales due to a drawn out sales process. The sale of the Maiden Lane II assets involved frequent periodic sales that gave little time for investors to analyze and value the securities being sold, which dampened investors demand. The overall impact of the Fed’s sales was mixed as it demonstrated that there was pent-up demand for non-agency mortgages but also revealed the limits of the incremental demand and ultimately left non-agency mortgage prices lower. Generally, performance of non-agency mortgages was negative for the year.

The last eight months of the year was much more unfavorable than the first four. While credit sectors were able to push through many headwinds in the first part of the year, they began to underperform similar duration Treasury securities in May as investors started to lose optimism given the growing concerns over the European debt crisis, slowing U.S. economic growth, stagnant job market and negative housing market news. A renewed focus on these concerns sparked a flight-to-quality whereby investors sought the safety and liquidity of Treasuries over riskier credit sectors. Consequently, despite the formal end of the Fed’s quantitative easing in June, Treasury securities remained in demand and Treasury yields across all parts of the yield curve continued to decline.

Given the flight-to-quality and concerns over the negative impact of the European debt crisis on financial companies, financial-related corporate bonds performed poorly compared to non-financial corporate bonds. Generally, investors perceived non-financial corporate bond sub-sectors, such as industrials and utilities, to be less tied to the European debt crisis. Broadly, corporate bonds continued to exhibit low default rates and strong fundamentals, as many corporate bond issuers were able to refinance their debt after the peak of the financial crisis in 2008, putting them in a better financial position to repay their corporate debt going forward. As a relative comparison, global high yield corporate bonds generally underperformed emerging market debt in 2011 as emerging market debt securities tend to be longer in maturity and more interest rate sensitive than global high yield bonds. However, from a credit perspective, emerging market debt underperformed similar duration U.S. Treasury securities more than global high yield corporate bonds did.

In July, concerns regarding a possible default and/or downgrade of U.S. government debt increased due to political gridlock and the possibility that the U.S. debt ceiling would not be raised in time to prevent a default. Ultimately, the

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debt ceiling was raised. However, Standard and Poor’s downgraded the U.S. debt rating to AA+ from the highest rating of AAA. Generally, a rating agency downgrade signals increased credit risk, which typically leads to higher yields to compensate investors for the additional risk. However, with serious concerns about the European debt crisis, U.S. Treasury securities reinforced their status as the world’s safe haven asset and saw their yields decline following the ratings downgrade. The dramatic flight-to-quality in early August caused Treasury yields to drop to historically low levels while credit sector yields lagged considerably or even rose in some instances.

With investors on edge and fearing the possibility of a recession, the Fed explicitly stated its intent to keep short-term interest rates low until at least mid-2013. Additionally, in September, the Fed formally announced a stimulus program to sell $400 billion in Treasury securities with maturities less than 3 years while purchasing the same amount in Treasury securities with maturities longer than 6 years. This was designed to lower longer term interest rates without the Fed having to take on additional debt. While the structure of the program was largely anticipated, investors underestimated its size. Thus, after the announcement, long term Treasury bonds saw a downward correction in yield to reflect the amount of the Fed’s buying. In addition, investors were surprised by the Fed’s simultaneous announcement of its intent to reinvest principal payments from its agency debt and agency mortgage-backed securities holdings back into agency mortgages-backed securities. This reinvestment plan was designed to keep mortgage rates low by creating demand for mortgage securities, thereby encouraging lenders to issue more mortgages to borrowers. This led to more divergent performance within agency mortgages depending on coupon and maturity date.

The year ended on a higher note with a generally positive environment for credit sectors in the fourth quarter due to better than expected economic data and positive developments around the European debt crisis. For example, non-farm payrolls bested consensus estimates at the end of September. In addition, labor markets showed signs of improvement as the unemployment rate decreased from September to December. As seen by November’s flight-to-quality, in which the BofAML Global High Yield Index (USD hedged) lost 3.11% relative to similar duration Treasuries, investors still remained cautious throughout the quarter given the lack of a long term solution for the European debt crisis. However, some positive developments around the European debt crisis occurred near the end of November, including the expansion of the purview of the European Financial Stability Facility. In addition, a group of central banks (European Union, United States, Canada, Japan, England, and Switzerland) agreed to provide cheaper access to the U.S. dollar currency to commercial banks in each central bank’s respective jurisdiction. This coordinated effort by the central banks to improve financial market liquidity was a positive development for credit sectors.

10	Market Summary

(This page intentionally left blank)

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

2017 Retirement Distribution Fund - A Shares #‡
	Total Return
1 Year	(8.99)%
* Inception	(5.60	)%§

Russell 1000® Index **
	Total Return
1 Year	1.50%
* Inception	(1.42	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	7.84%
* Inception	6.38	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(12.35)%
* Inception	(7.66	)%§

12	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — A Shares (the “Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2011?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2011, the 2017 Retirement Distribution Fund — A Shares lost 3.47%. The Fund outperformed the Russell Developed ex-U.S. Large Cap® Index Net, which lost 12.35% for the same period. The Fund underperformed the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index, which gained 1.50% and 7.84%, respectively, for the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a moderately-oriented allocation of 46.52% to equity Underlying Funds and 53.48% to fixed income Underlying Funds to begin 2011. This positioning was modestly positive over the first half of the year as equity securities generally performed well through the first and second quarters of 2011. As markets continued to rise and as more optimistic capital markets forecasts were incorporated into the investment model, the Fund’s equity exposure peaked at 78.76% in equity Underlying Funds, with the remaining 21.24% invested in fixed income Underlying Funds in early May. By the end of May, 2011, the Russell 1000® Index and Russell Developed ex-U.S. Large Cap® Index Net were up 8.26% and 6.56% year-to-date, respectively, while the Barclays Capital U.S. Aggregate Index had gained 3.02% over the same period. In mid June, 2011 less optimistic capital markets forecasts for the primary asset classes were implemented. The Fund’s allocation to equity Underlying Funds shifted from 71.08% to 52.03%.

Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created market volatility and uncertainty that led to riskier asset classes strongly detracting from the Fund’s performance beginning in late June through the third quarter. The market volatility, due in part to undesirable macroeconomic events such as the U.S. debt ceiling negotiation and subsequent U.S. credit rating downgrade as well as the European debt crisis, led to detraction in the Fund’s NAV. This was partially made up with an early fourth quarter rally. The Fund made its fourth distribution payment on December 28th, 2011. On the same day, revised capital markets forecasts were updated in the investment model, leading the model to select more conservative Underlying Funds for the remainder of 2011. By the end of the year, the Fund’s allocation to equity Underlying Funds fell to 22.21% with the remaining 77.79% invested in fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — A Shares	13

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

14	2017 Retirement Distribution Fund — A Shares

*	The Fund first issued shares on January 2, 2008.

#	The inception total return reflects the deduction of 5.75% sales charge for Class A.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees; distribution (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$942.70	$1,022.58
Expenses Paid During Period*	$2.55	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — A Shares	15

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 101.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 8.5%
Russell U.S. Core Equity Fund	2,662	71
Russell U.S. Quantitative Equity Fund	2,248	67
Russell U.S. Small & Mid Cap Fund	1,525	33

		171

Fixed Income - 78.6%
Russell Global Opportunistic Credit Fund	2,458	24
Russell Investment Grade Bond Fund	18,317	405
Russell Short Duration Bond Fund	19,602	375
Russell Strategic Bond Fund	72,352	779

		1,583

International Equities - 10.4%
Russell Emerging Markets Fund	2,068	33
Russell Global Equity Fund	8,334	67
Russell International Developed Markets Fund	4,082	110

		210

Real Assets - 3.5%
Russell Commodity Strategies Fund	2,981	28
Russell Global Infrastructure Fund	1,895	19
Russell Global Real Estate Securities Fund	727	24

		71

Total Investments - 101.0% (identified cost $1,979)		2,035

Other Assets and Liabilities, Net - (1.0%)		(20)

Net Assets - 100.0%		2,015

Categories	% of Net Assets

Domestic Equities	8.5
Fixed Income	78.6
International Equities	10.4
Real Assets	3.5

Total Investments	101.0
Other Assets and Liabilities, Net	(1.0)

100.0

Presentation of Portfolio Holdings — December 31, 2011

16	2017 Retirement Distribution Fund — A Shares

See accompanying notes which are an integral part of the financial statements.

(This page intentionally left blank)

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion — December 31, 2011 (Unaudited)

2017 Retirement Distribution Fund - S Shares ‡
	Total Return
1 Year	(1.87)%
* Inception	(4.00	)%§

Russell 1000® Index **
	Total Return
1 Year	1.50%
* Inception	(1.42	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	7.84%
* Inception	6.38	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(12.35)%
* Inception	(7.66	)%§

18	2017 Retirement Distribution — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — S Shares (the “Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2011?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2011, the 2017 Retirement Distribution Fund — S Shares lost 1.87%. The Fund outperformed the Russell Developed ex-U.S. Large Cap® Index Net, which lost 12.35% for the same period. The Fund underperformed the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index, which gained 1.50% and 7.84%, respectively, for the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a moderately-oriented allocation of 43.91% to equity Underlying Funds and 56.09% to fixed income Underlying Funds to begin 2011. This positioning was modestly positive over the first half of the year as equity securities generally performed well through the first and second quarters of 2011. As markets continued to rise and as more optimistic capital markets forecasts were incorporated into the investment model, the Fund’s equity exposure peaked at 73.24% in equity Underlying Funds, with the remaining 26.76% invested in fixed income Underlying Funds in early May. By the end of May, 2011, the Russell 1000® Index and Russell Developed ex-U.S. Large Cap® Index Net were up 8.26% and 6.56% year-to-date, respectively, while the Barclays Capital U.S. Aggregate Index had gained 3.02% over the same period. In mid June, 2011 less optimistic capital markets forecasts for the primary asset classes were implemented. The Fund’s allocation to equity Underlying Funds shifted from 65.59% to 34.41%.

Investors’ concerns about the strength of the global economic recovery and fears of sovereign debt default in Europe created market volatility and uncertainty that led to riskier asset classes strongly detracting from the Fund’s performance beginning in late June through the third quarter. The market volatility, due in part to undesirable macroeconomic events such as the U.S. debt ceiling negotiation and subsequent U.S. credit rating downgrade as well as the European debt crisis, led to detraction in the Fund’s NAV. This was partially made up with an early fourth quarter rally. The Fund made its fourth distribution payment on December 28th, 2011. On the same day, revised capital markets forecasts were updated in the investment model, leading the model to select more conservative Underlying Funds for the remainder of 2011. By the end of the year, the Fund’s allocation to equity Underlying Funds fell to 22.64% with the remaining 77.36% invested in fixed income Underlying Funds.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

Other than those discussed above, the Fund made no other changes to its structure or allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — S Shares	19

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

20	2017 Retirement Distribution Fund — S Shares

*	The Fund first issued shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$957.50	$1,023.84
Expenses Paid During Period*	$1.33	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — S Shares	21

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.5%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 8.6%
Russell U.S. Core Equity Fund	5,988	161
Russell U.S. Quantitative Equity Fund	5,065	150
Russell U.S. Small & Mid Cap Fund	3,435	75

		386

Fixed Income - 77.8%
Russell Global Opportunistic Credit Fund	5,528	54
Russell Investment Grade Bond Fund	40,207	889
Russell Short Duration Bond Fund	42,922	821
Russell Strategic Bond Fund	158,862	1,711

		3,475

International Equities - 10.5%
Russell Emerging Markets Fund	4,651	75
Russell Global Equity Fund	18,753	150
Russell International Developed Markets Fund	9,185	246

		471

Real Assets - 3.6%
Russell Commodity Strategies Fund	6,733	64
Russell Global Infrastructure Fund	4,238	43
Russell Global Real Estate Securities Fund	1,635	53

		160

Total Investments - 100.5% (identified cost $4,383)		4,492

Other Assets and Liabilities, Net - (0.5%)		(23)

Net Assets - 100.0%		4,469

Presentation of Portfolio Holdings — December 31, 2011

Categories	% of Net Assets

Domestic Equities	8.6
Fixed Income	77.8
International Equities	10.5
Real Assets	3.6

Total Investments	100.5
Other Assets and Liabilities, Net	(0.5)

100.0

See accompanying notes which are an integral part of the financial statements.

22	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Assets and Liabilities — December 31, 2011

Amounts in thousands	2017 Retirement Distribution Fund — A Shares	2017 Retirement Distribution Fund — S Shares

Assets
Investments, at identified cost	$1,979	$4,383
Investments, at market	2,035	4,492
Receivables:
Fund shares sold	25	19
From affiliates	2	—

Total assets	2,062	4,511

Liabilities
Payables:
Investments purchased	25	19
Accrued fees to affiliates	1	2
Other accrued expenses	21	21

Total liabilities	47	42

Net Assets	$2,015	$4,469

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—
Accumulated net realized gain (loss)	(154)	(53)
Unrealized appreciation (depreciation) on investments	56	109
Shares of beneficial interest	3	7
Additional paid-in capital	2,110	4,406

Net Assets	$2,015	$4,469

Net Asset Value, offering and redemption price per share:
Net asset value per share*:	$6.13	$6.37
Maximum offering price per share (Net asset value plus sales charge of 5.75%):	$6.50	$—
Net assets	$2,015,453	$4,468,880
Shares outstanding ($.01 par value)	328,929	701,176

* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	23

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Operations — For the Period Ended December 31, 2011

Amounts in thousands	2017 Retirement Distribution Fund — A Shares	2017 Retirement Distribution Fund — S Shares

Investment Income
Income distribution from Underlying Funds	$52	$105

Expenses
Advisory fees	4	7
Administrative fees	1	2
Custodian fees	14	13
Distribution fees	4	—
Transfer agent fees	3	6
Professional fees	36	40
Registration fees	19	19
Printing fees	13	20
Miscellaneous	12	10

Expenses before reductions	106	117
Expense reductions	(97)	(108)

Net expenses	9	9

Net investment income (loss)	43	96

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4)	(16)
Capital gain distributions from Underlying Funds	4	8

Net realized gain (loss)	—	(8)
Net change in unrealized appreciation (depreciation) on investments	(105)	(165)

Net realized and unrealized gain (loss)	(105)	(173)

Net Increase (Decrease) in Net Assets from Operations	$(62)	$(77)

See accompanying notes which are an integral part of the financial statements.

24	Statements of Operations

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Changes in Net Assets — For the Periods Ended December 31,

	2017 Retirement Distribution Fund - A Shares		2017 Retirement Distribution Fund - S Shares
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$43	$42	$96	$83
Net realized gain (loss)	—	71	(8)	114
Net change in unrealized appreciation (depreciation)	(105)	68	(165)	108

Net increase (decrease) in net assets from operations	(62)	181	(77)	305

Distributions
From net investment income	(43)	(42)	(87)	(83)
From net realized gain	—	—	(9)	(36)
From return of capital	(185)	(90)	(412)	(129)
In excess (Note 5)	—	(42)	—	(54)

Net decrease in net assets from distributions	(228)	(174)	(508)	(302)

Share Transactions
Net increase (decrease) in net assets from share transactions	504	578	1,989	705

Total Net Increase (Decrease) in Net Assets	214	585	1,404	708

Net Assets
Beginning of period	1,801	1,216	3,065	2,357

End of period	$2,015	$1,801	$4,469	$3,065

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	25

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2017 Retirement Distribution Fund - A Shares
December 31, 2011	7.08		.17	(.42)	(.25)	(.13)	—	(.57)
December 31, 2010	7.04		.17	.57	.74	(.17)	—	(.36)
December 31, 2009	6.34		.31	1.09	1.40	(.27)	—	(.43)
December 31, 2008(2)	7.08		.08	(.12)	(.04)	(.12)	—	(.58)
October 31, 2008(1)	10.90	*	.17	(3.99)*	(3.82)*	—	—	—
2017 Retirement Distribution Fund - S Shares
December 31, 2011	7.23		.21	(.35)	(.14)	(.13)	(.01)	(.58)
December 31, 2010	7.15		.22	.57	.79	(.20)	(.09)	(.30)
December 31, 2009	6.51		.34	1.01	1.35	(.26)	—	(.45)
December 31, 2008(2)	7.24		.08	(.11)	(.03)	(.09)	—	(.61)
October 31, 2008(1)	11.19	*	.12	(4.07)*	(3.95)*	—	—	—

See accompanying notes which are an integral part of the financial statements.

26	Financial Highlights

$ Distributions in Excess	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

—	(.70)	6.13	(3.47)	2,015	5.95	.52	2.39	139
(.17)	(.70)	7.08	10.55	1,801	5.80	.52	2.57	261
—	(.70)	7.04	22.10	1,216	8.01	.54	4.41	86
—	(.70)	6.34	(.42)	683	26.38	.47	1.09	6
—	—	7.08	(35.05)	735	15.46	.29	1.85	188

—	(.72)	6.37	(1.87)	4,469	3.60	.27	2.96	147
(.12)	(.71)	7.23	11.18	3,065	4.21	.27	3.02	254
—	(.71)	7.15	20.71	2,357	5.31	.30	4.77	101
—	(.70)	6.51	(.42)	1,043	25.68	.19	1.18	12
—	—	7.24	(35.23)	927	14.96	.05	1.34	217

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	27

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Highlights — December 31, 2011

(1)	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period November 1, 2008 to December 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”).
*	The Funds effected a reverse share split on March 27, 2008. This reverse share split was not reflected retroactively to the beginning of the period ended October 31, 2008 in the Funds’ financial statements for the periods ended October 31, 2008 and December 31, 2008. Net Asset Value, Beginning of Period, Net Realized and Unrealized Gain (Loss) and Total income (Loss) from Operations for the period ended October 31, 2008 have been restated to retroactively reflect the reverse share split.

See accompanying notes which are an integral part of the financial statements.

28	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements — December 31, 2011

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 36 different investment portfolios referred to as Funds. These financial statements report on two of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”), as amended. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Funds seek to achieve their objective by investing in several other RIC Funds (the “Underlying Funds”) using a dynamic asset allocation investment strategy. The Underlying Funds currently include the Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell Global Opportunistic Credit, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Strategic Bond, Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets, Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (domestic equities, fixed income, international equities, real assets and short-term investments) is represented by one or more Underlying Funds. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments.

Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2011 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Notes to Financial Statements	29

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2011, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for fiscal years ending December 31, 2008 through December 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Counterparty and Credit Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds financial statements (the “Assets”). The Assets, which potentially

30	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011 expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3. Investment Transactions

Securities

During the period ended December 31, 2011, purchases and sales of the Underlying Funds were as follows:

	Purchases	Sales

2017 Retirement Distribution Fund - A Shares	$2,880,570	$2,559,190
2017 Retirement Distribution Fund - S Shares	6,383,223	4,792,123

4. Related Party Transactions, Fees and Expenses

Adviser and Administrator

Russell Investment Management Company (“RIMCo”) advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees incurred by the Funds for the period ended December 31, 2011.

	Advisory	Administrative

2017 Retirement Distribution Fund - A Shares	$3,573	$893
2017 Retirement Distribution Fund - S Shares	6,511	1,628

Waivers and Reimbursements

For the 2017 Retirement Distribution Fund - A Shares, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of the Fund’s 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis.

For the 2017 Retirement Distribution Fund - S Shares, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of the Fund’s 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis.

These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.

For the period ended December 31, 2011, the fees waived and reimbursed by RIMCo were as follows:

	Waiver	Reimbursement	Total

2017 Retirement Distribution Fund - A Shares	$3,573	$93,459	$97,032
2017 Retirement Distribution Fund - S Shares	6,511	101,875	108,386

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC is the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid for the Funds presented herein for the period ended December 31, 2011 were as follows:

Amount

2017 Retirement Distribution Fund - A Shares	$3,216
2017 Retirement Distribution Fund - S Shares	5,859

Notes to Financial Statements	31

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan, for sales support services provided, and related expenses incurred that are primarily intended to result in the sale of the Class A Shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. No reimbursements were required during the period as the charges did not exceed 7.25% of total gross sales.

For the period ended December 31, 2011, the sales commissions paid to selling agents for the sale of Class A Shares were as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

2017 Retirement Distribution Fund - A Shares	$14,945	$1,994

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2011 were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Advisory fees	$—	$1,003
Administration fees	91	211
Distribution fees	464	—
Transfer agent fees	344	759
Trustee fees	11	—

	$910	$1,973

Board of Trustees

The Russell Fund Complex consists of RIC, which has 36 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, $6,500 for each regularly scheduled meeting attended in person (effective January 1, 2012, $7,000), $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in person and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000.

32	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control. Transactions during the period ended December 31, 2011, with Underlying Funds which are an affiliated company, are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2017 Retirement Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$71	$143	$251	$11	$2	$—
Russell U.S. Quantitative Equity Fund	67	131	242	17	2	—
Russell U.S. Small & Mid Cap Fund	33	71	91	—	—	—
Russell International Developed Markets Fund	110	234	302	(21)	4	—
Russell Global Equity Fund	67	151	186	(7)	1	—
Russell Emerging Markets Fund	33	96	97	(8)	1	3
Russell Global Opportunistic Credit Fund	24	103	77	(2)	3	—
Russell Strategic Bond Fund	779	803	733	18	23	—
Russell Investment Grade Bond Fund	405	513	108	(1)	8	1
Russell Short Duration Bond Fund	375	383	245	1	4	—
Russell Commodity Strategies Fund	28	128	96	(11)	2	—
Russell Global Infrastructure Fund	19	79	59	(5)	1	—
Russell Global Real Estate Securities Fund	24	46	76	4	1	—

	$2,035	$2,881	$2,563	$(4)	$52	$4

2017 Retirement Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$161	$276	$400	$15	$3	$—
Russell U.S. Quantitative Equity Fund	150	251	389	21	3	—
Russell U.S. Small & Mid Cap Fund	75	141	153	(3)	—	—
Russell International Developed Markets Fund	246	484	509	(26)	8	—
Russell Global Equity Fund	150	301	311	(14)	3	—
Russell Emerging Markets Fund	75	184	162	(14)	2	5
Russell Global Opportunistic Credit Fund	54	185	128	(3)	6	—
Russell Strategic Bond Fund	1,711	1,959	1,519	32	48	—
Russell Investment Grade Bond Fund	889	1,216	324	(1)	16	3
Russell Short Duration Bond Fund	821	928	536	—	8	—
Russell Commodity Strategies Fund	64	225	154	(19)	5	—
Russell Global Infrastructure Fund	43	140	97	(8)	1	—
Russell Global Real Estate Securities Fund	53	93	126	4	2	—

	$4,492	$6,383	$4,808	$(16)	$105	$8

5.	Federal Income Taxes

At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Available capital loss carryforwards and expiration dates are as follows:

		No Expiration
Funds	12/31/2015	Short-term	Long-term	Totals

2017 Retirement Distribution Fund - A Shares	$126,925	$—	$—	$126,925

Notes to Financial Statements	33

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011

At December 31, 2011, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Cost of Investments	$1,995,348	$4,401,747

Unrealized Appreciation	$48,094	$114,378
Unrealized Depreciation	(8,396)	(24,291)

Net Unrealized Appreciation (Depreciation)	$39,698	$90,087

Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(126,925)	$—
Tax Composition of Distributions

Ordinary Income	$42,727	$96,324
Tax-Exempt Income	$—	$—
Long-Term Capital Gains	$—	$—
Distributions in Excess	$—	$—
Tax Return of Capital	$184,627	$412,315
Post October Loss Deferrals	$11,020	$33,066

Distributions in excess, as reflected on the Statement of Changes for the 2010 fiscal year, relate to distributions in excess of accumulated current earnings and profits computed on a tax basis.

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2011 and December 31, 2010 were as follows:

	2011		2010
	Shares	Dollars	Shares	Dollars

2017 Retirement Distribution Fund - A Shares
Proceeds from shares sold	137	$943	133	$956
Proceeds from reinvestment of distributions	—	—	1	7
Payments for shares redeemed	(62)	(439)	(53)	(385)

Total increase (decrease)	75	$504	81	$578

	Shares	Dollars	Shares	Dollars

2017 Retirement Distribution Fund - S Shares
Proceeds from shares sold	355	$2,537	104	$773
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(78)	(548)	(10)	(68)

Total increase (decrease)	277	$1,989	94	$705

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC Funds. A RIC Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2011, the Funds presented herein did not borrow or loan through the interfund lending program.

34	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2011

8.	Record Ownership

As of December 31, 2011, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%

2017 Retirement Distribution Fund - A Shares	2	36.4
2017 Retirement Distribution Fund - S Shares	1	18.2

9.	Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 2017 Retirement Distribution Fund — A Shares and 2017 Retirement Distribution Fund — S Shares (two of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 23, 2012

36	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Tax Information — December 31, 2011 (Unaudited)

For the tax year ended December 31, 2011, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended December 31, 2011, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

2017 Retirement Distribution Fund – A Shares	1.9%
2017 Retirement Distribution Fund – S Shares	1.6%

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	37

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in

38	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (“CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

Basis for Approval of Investment Advisory Contracts	39

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the RIC Russell U.S. Core Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Fund’s Advisory Fees, the Third-Party Information showed that the Advisory Fee for each Fund on a contractual basis was ranked in the second quintile of its Expense Universe and was ranked in the first quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisors to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe Funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board noted RIMCo’s advice that the services provided to the Funds and the Underlying Funds pursuant to the RIMCo Agreement do not encompass cash management services and considered RIMCo’s belief that its Advisory Fees nevertheless are reasonable. The Board also noted that the uninvested cash of the Underlying Funds is “swept” into a pooled investment vehicle maintained by RIMCo and that RIMCo receives a separate investment advisory fee from that investment vehicle to manage its investment portfolio. The Board considered and relied upon views expressed by RIMCo and counsel to the Funds and the Underlying Funds at the Agreement Evaluation Meeting and prior meetings regarding the appropriateness and permissibility of the separate advisory fees received by RIMCo from the investment vehicle and further considered that such fees, while being accrued on the books of the investment vehicle, are not being distributed to RIMCo pending resolution of certain issues raised by regulators.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board noted that these Funds have very low assets under management and have substantial caps, waivers and reimbursements in place. The Board, therefore, determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since inception and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

40	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that none of the Funds had total expenses which were ranked better than the fourth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among funds in the Expense Universe. The Board considered RIMCo’s advice that the differential to the third quintile for each Fund is the result of the indirect expenses borne by the Funds as a result of their investment in the Underlying Funds. The Board also considered RIMCo’s advice that Funds with a higher allocation to equity Underlying Funds and therefore higher indirect expenses have the largest differential to the third quintile.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009 and 2010.

With respect to the 2017 Retirement Distribution Fund — A Shares, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2010 and its performance was ranked in the fifth quintile of its Performance Universe for the 3-year period ended December 31, 2010. With respect to the 2017 Retirement Distribution Fund — S Shares, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 1-year period ended December 31, 2010 but its performance was ranked in the fifth quintile of its Performance Universe for the 3-year period ended December 31, 2010. With respect to the 2027 Extended Distribution Fund A — Shares, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe both the 1-year and 3-year periods ended December 31, 2010. With respect to the 2027 Extended Distribution Fund S — Shares, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2010 and its performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2010.

[In explaining the Funds’ relative performance, RIMCo noted that the Funds are intended to provide for distributions of assets during retirement, not wealth accumulation, and that their investment strategies are fundamentally different from the strategies of standard asset accumulation-oriented mutual funds. RIMCo expressed its belief that the differences in the Funds investment strategies made meaningful comparisons of the Funds’ performance and their Comparable Funds difficult.

Basis for Approval of Investment Advisory Contracts	41

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In discussing the Funds’ fourth and fifth quintile 3-year performance relative to their respective Performance Universe, RIMCo noted that the Funds’ results relate to the high allocation to equity securities that the Funds maintained in early 2008. As a result of market conditions in late 2008, the Funds shifted into more conservative asset classes. Since Comparable Funds for the Funds do not employ dynamic strategies, they may have had lower equity allocations throughout 2008. This allocation difference, according to RIMCo, could lead to a significant performance differential and is the likely reason for the underperformance of the Funds relative to their respective Performance Universe.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 24, 2011, to effect a money manager change for the Russell U.S. Small & Mid Cap Fund and the Russell Commodity Strategies Fund; (2) at a meeting held on June 30, 2011, to effect a money manager change for the Russell International Developed Markets Fund resulting from a change of control of one of the Fund’s Money Managers; (3) at a meeting held on August 30, 2011, to effect a money manager change for the Russell International Developed Markets Fund; and (4) at a meeting held on December 6, 2011, to effect a money manager change for the Russell U.S. Core Equity Fund, the Russell U.S. Small & Mid Cap Fund and the Russell Investment Grade Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

42	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Shareholder Requests for Additional Information — December 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Underlying Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	43

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 36 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert,” as explained below; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh, the only interested trustee, has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	46	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

44	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46

• Director, Avista Corp (electric utilities);

• Trustee, Principal Investors Funds (investment company);

• Trustee, Principal Variable Contracts Funds (investment company)

• Trustee, WM Group of Funds until 2006 (investment company)

Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	• Director, Gold Banc Corporation until 2006

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	46	None
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	45

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

46	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
** George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	46	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	47

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• Chief Compliance Officer, RFSC

• Chief Compliance Officer, Russell Exchange Traded Funds Trust

• April 2002-May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and Russell Exchange Traded Funds Trust

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

• 1999 to 2010 Assistant Secretary, RIC and RIF

• Associate General Counsel, FRC

• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

• Secretary and Chief Legal Officer, RIC, RIF and Russell Exchange Traded Funds Trust

48	Disclosure of Information about Fund Trustees and Officers

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2011

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management LLC, New York,

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Quantitative Equity Fund

Aronson + Johnson + Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

PanAgora Asset Management Inc., Boston, MA

Russell U.S. Small & Mid Cap Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

EAM Investors, LLC, Cardiff By the Sea, CA

Falcon Point Capital, LLC, San Francisco, CA

Huber Capital LLC, Los Angeles, CA

Jacobs Levy Equity Management Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

PENN Capital Management, Inc., Philadelphia, PA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management LLC, New York, NY

William Blair & Company, LLC, Chicago, IL

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates LP, Chicago IL

MFS Institutional Advisors Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price Associates, Inc., Baltimore, MD

Adviser, Money Managers and Service Providers	49

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

UBS Global Asset Management (Americas) Inc., New York, NY

Victoria 1522 Investments, LP, San Francisco, CA

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia PA 19103

Metropolitan West Asset Management LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Jefferies Asset Management, LLC, Stamford, CT

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment LLC, New York, NY*

Nuveen Asset Management, LLC Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management LP Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Atlanta, GA

*	Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

50	Adviser, Money Managers and Service Providers

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-225

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	$94,980
2011	$98,100

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$34,659	Performance of agreed-upon procedures with respect to 04/30/10 semi-annual reports
2011	$35,626	Performance of agreed-upon procedures with respect to 04/30/11 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2010	$40,782	Tax services
2011	$40,782	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2011	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF

Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2010	$0
2011	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: March 7, 2012

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 7, 2012